RECORDING REQUESTED BY           )
AND WHEN RECORDED, RETURN TO:    )
                                 )
Morgan, Lewis & Bockius          )
801 South Grand Avenue           )
22nd Floor                       )
Los Angeles, CA 90017            )
                                 )
Attn:  Douglas A. Dodds          )

- --------------------------------------------------------------------------------


SANTA BARBARA COUNTY


         FIRST DEED OF TRUST, ASSIGNMENT OF RENTS, AND FIXTURE FILING


          THIS FIRST DEED OF TRUST, ASSIGNMENT OF RENTS, AND FIXTURE FILING (this "Deed of Trust"), is made as of the 24th day of March, 1995, by APPLIED MAGNETICS CORPORATION, a Delaware corporation, as trustor ("Trustor"), whose address is 75 Robin Hill Road, Goleta, California 93117, to CHICAGO TITLE COMPANY, as trustee ("Trustee"), for the benefit of HITACHI METALS, LTD., a juridical person duly organized and existing under the laws of Japan (the "Beneficiary"), with its head office at 2-1-2 Marunouchi, Chiyoda-Ku, Tokyo, Japan.

1.   GRANT IN TRUST
     --------------

          Trustor hereby grants and assigns to Trustee, in trust, with power of sale and right of entry and possession, all of that certain real property (the "Land") located in an unincorporated area of the County of Santa Barbara, State of California, described on Exhibit A attached hereto and by this reference
                            ---------
incorporated herein, together with all of Trustor's right, title and interest in and to:

     1.1  Streets, etc.  All streets, roads and public places, opened or
          -------------
proposed, adjoining the Land, all easements and rights of way, public or private, now or hereafter created and used in connection with the Land;

     1.2  Improvements, etc.  All improvements (the "Improvements") of every
          ------------------
kind and description now or hereafter constructed or erected upon or made to the Land;

     1.3  Fixtures. All of the "Collateral" described in Section 6.2 of this
          --------
Deed of Trust and replacements of any thereof, now or

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at any time hereafter owned by Trustor and affixed to or attached to or used in construction upon or used in any other way in connection with or located upon, under or within said Land and Improvements (such items as are affixed to and deemed a part of the Land or Improvements being hereinafter collectively referred to as the "Fixtures";

     1.4  Reversions, Rents, etc.  All reversions, remainders, rents, issues,
          -----------------------
profits and other benefits arising or issuing from, and all leases of, all or any portion of said Land, Improvements and Fixtures;

     1.5  Awards, etc.  All awards, damages, payments and other compensation
          ------------
(including, but not limited to, insurance proceeds) received by or payable to Trustor, and all claims of Trustor therefor and rights of Trustor thereto, which may result:

          1.5.1  from any Condemnation (as defined in Section 4.6 below);

          1.5.2 from any damage, injury or destruction in any manner caused to the Land, Improvements, or Fixtures; or

          1.5.3 from any change of grade or vacation of any street abutting the Land. All of the foregoing are to be deemed to be part of the real estate, such that all right, title and interest of Trustor thereto shall pass absolutely to the purchaser at any trustee's sale or foreclosure sale;

     1.6  Certificates, etc.  All Certificates of Occupancy, other governmental
          ------------------
permits, and all water stock appurtenant to the Land or any portion thereof;

     1.7  Insurance, etc.  All of Trustor's right, title and interest in and to
          ---------------
all insurance policies required to be maintained under the terms of this Deed of Trust, or otherwise carried by Trustor covering the Property or any portion thereof, together with all unearned premiums paid thereon and all other benefits received or to be received therefrom; and

     1.8  Tax Refunds, etc.  All refunds of taxes, assessments, levies and other
          -----------------
charges related to the Land or Improvements, whether governmental or nongovernmental, and including, but not limited to, water and sewer rents and assessments on appurtenant water stock (collectively, the "Tax Refunds").

     The Land and all other property herein described in Sections 1.1 through
1.8 above shall be referred to collectively as the "Property."

2.   ASSIGNMENT OF RENTS
     -------------------

     2.1 Trustor absolutely and irrevocably assigns to Beneficiary the rents, issues, profits and royalties of the Property upon the terms and conditions hereinafter set forth. The foregoing assignment shall not impose upon Beneficiary any duty to produce rents from the Property, and said assignment shall not cause Beneficiary to be a "mortgagee in possession" for any purpose. This assignment of the rents, issues, profits, royalties, production and other payments and proceeds, of the Property is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest. Beneficiary is hereby authorized to collect and receive the foregoing rents, issues, profits and royalties to give proper receipts and acquittances therefor and to apply the same to the payment of the obligations secured hereby. However, Beneficiary hereby grants Trustor an exclusive and (upon the occurrence of an Event of Default, as defined in Section 5 hereof), revocable, license to collect and receive such rents, issues, profits and royalties.

     2.2 Upon the revocation of such license, and without the necessity of Beneficiary entering upon and taking and maintaining full control of the Property in person, by agent or by a court appointed receiver, Beneficiary shall immediately be entitled to possession of all rents and revenues of the Property as the same shall become due and payable, including, but not limited to, rents then due and unpaid. All such rents, issues, profits and royalties thereafter collected by Trustor shall be held by Trustor as trustee in a constructive trust for the benefit of Beneficiary only. Trustor agrees that commencing upon the revocation of such license, each tenant of the Property shall make such rents payable to and pay such rents to Beneficiary or Beneficiary's agents on Beneficiary's written demand to each tenant, without any liability on the part of said tenant to inquire further as to the existence of a default or license by Trustor.

3.   OBLIGATIONS SECURED
     -------------------

          Trustor makes the grant described above for the purpose of securing:

     3.1 The complete and full performance of all of Trustor's obligations under that certain Letter Agreement, dated September 25, 1992, as amended by that certain Letter Agreement dated August 24, 1994 between Trustor and Beneficiary (as amended and modified from time to time, the "Reimbursement Agreement"), including, but not limited to, payment to the Beneficiary of any and all Drawdowns (as defined in the Reimbursement Agreement), interest and other sums due or to become due under the

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Reimbursement Agreement (and any amendments, extensions, modifications, renewals, or replacements thereof);

     3.2 The observance and performance of each agreement, covenant and obligation of Trustor herein contained or incorporated herein by reference and payment of each fee, cost and expense by Trustor as herein set forth; and

     3.3 Payment of such further sums and/or performance of such further obligations as the then record owner of the Property may undertake to pay and/or perform (whether as principal, surety or guarantor), for the benefit of Beneficiary, its successors or assigns, when said borrowing and/or obligation is evidenced by a writing or writings reciting that it or they are so secured.

4.   RIGHTS AND DUTIES OF THE PARTIES
     --------------------------------

     TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE PARTIES AGREE AS
FOLLOWS:

     4.1  Title.
          -----

          4.1.1 Trustor represents and warrants that it lawfully holds and possesses the real property described on Exhibit A attached hereto, in fee
                                         ---------
simple, free and clear of any mortgage, deed of trust, lien, or other charge or encumbrance, except for existing encumbrances previously approved in writing by the Beneficiary, and without limitation on the right to encumber.

          4.1.2 Trustor agrees not to create, incur, assume, or suffer to exist, or permit any related individual, association or entity to create, incur, assume or suffer to exist, any mortgage, deed of trust, lien, or other charge or encumbrance (including, without limitation, the lien or retained security title of a conditional vendor) of any nature upon or with respect to all or any portion or portions of the Property.

     4.2  Taxes and Assessments.  Trustor shall pay, prior to delinquency, all
          ---------------------
taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Property, any part thereof or interest therein. Trustor shall also pay, after notice and prior to delinquency, all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in the Property created hereby or by reason of any payment, or portion thereof, made to Beneficiary hereunder or pursuant to any obligation hereby secured; provided, however, that Trustor shall have no obligation to pay or discharge Beneficiary's business or franchise taxes, federal or state income taxes or other taxes and which are measured by and imposed upon Beneficiary's net or gross income or receipts. Trustor's obligations hereunder may be discharged pursuant to Section 4.4. If requested by Beneficiary, Trustor shall cause to be furnished to the Beneficiary a tax reporting service covering the Property of a type and duration and with a company satisfactory to the Beneficiary.

     4.3  Insurance.  For the purpose of protecting Beneficiary's interest
          ---------
granted herein, the Trustor shall maintain at all times so long as the Reimbursement Agreement is in effect, and at the sole cost and expense of Trustor, the following insurance with insurers qualified and licensed to do business in the state where the Property is located:

          4.3.1 "All risk" or equivalent property hazard insurance for an insured value of no less than 100% of the replacement cost value of the Improvements (excluding foundations, but including Fixtures owned by Trustor);

          4.3.2  Debris removal insurance;

          4.3.3 If the premises are located in an area identified by the United States Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor acts thereto), the Trustor shall also keep the Improvements and the equipment located therein insured against loss by flood in an amount at least equal to the outstanding indebtedness secured by this Deed of Trust or the maximum limit of coverage available with respect to the Improvements under said Act, whichever is less.

With respect to insurance policies obtained by Trustor as required by Sections
4.3.1 through 4.3.3 above:

     (i) Trustor also agrees to name Beneficiary as mortgagee/loss payee, under a standard mortgage clause or its equivalent and include an agreed amount endorsement and a joint loss agreement in such policies;

     (ii) Deductibles shall be no greater than customary for similar properties in the area; and

     (iii) Any loss shall not reduce the limit insured under such policies.

     4.3.4 Boiler and machinery insurance with a joint loss agreement and at limits adequate to cover repair and replacement expenses;

          4.3.5 General liability insurance covering third party bodily injury and property damage, with respect to the Property, and including contractual liability and auto liability, if applicable. Said insurance shall name the Beneficiary, including its directors, officers, representatives, attorneys, agents and employees, as additional insureds. It shall also provide that all of the provisions in the policy shall operate in the same manner as if there were a separate policy covering each additional insured (without, however, operating to increase the insurer's limit of liability as set forth in such policies). Beneficiary shall have no obligations to pay premiums. The policy shall also provide that the insurer waives all rights of subrogation against the Beneficiary. Limits shall be at all times on a per location basis in amounts agreed to by Beneficiary, and shall be based on customary limits to be determined based on practices by risks of a similar nature. No blanket insurance shall be used to satisfy this requirement without Beneficiary's prior written consent; and

          4.3.6  Each of the above policies shall provide:

               4.3.6.1 for 30-days prior written notice of cancellation or material change;

               4.3.6.2 Beneficiary has the option, with no obligation, but on prior written notice to Trustor, to purchase insurance at the Trustor's expense in the event of policy lapse, cancellation and/or Trustor's failure to purchase the appropriate insurance;

               4.3.6.3 if any loss significantly reduces the amount insured under the policies, the insurer and Trustor will provide written notification of same to Beneficiary;

               4.3.6.4 such insurance shall be primary without right of contribution from any other insurance which may be carried by the Beneficiary; and

               4.3.6.5 Beneficiary's interest in coverage shall not be invalidated or made voidable by any act, neglect or omission by the Trustor.

          4.3.7 Trustor shall provide Beneficiary with evidence of property and primary liability insurance as soon as possible but in no event later than April 21, 1995 and upon renewal. The evidence shall be in the form of certified duplicate policies. Evidence of all other insurance policies required to be maintained by Trustor hereunder shall be in certificate form and shall state deductible limits, inclusion of coverages, and shall contain all special provisions specified herein. Beneficiary shall have the option to receive certified duplicate policies at any time. Certificates, binders and/or policies are to be available no later than April 21, 1995. If Trustor is not able to provide certificates or certified duplicate policies on or before March 27, 1995, Trustor may provide, at Beneficiary's discretion, a binder signed by the insurer. Nonetheless, certified policy copies are to be sent to the Beneficiary as soon as available, but in no case later than April 21, 1995.

     4.4  Security Account.  Upon the occurrence and during the continuance of
          ----------------
an Event of Default, at Beneficiary's option and upon its demand and except where and to the degree prohibited by law, Trustor shall, until the Reimbursement Agreement is terminated and every indebtedness secured hereby has been paid in full or until such Event of Default is cured, pay to Beneficiary each month an amount estimated by Beneficiary to be equal to: (i) the taxes, assessments, levies, and charges referred to in Section 4.2, and (ii) premiums for fire, other hazard and other insurance referred to in Section 4.3 next due. Said tax and insurance estimate shall be calculated by dividing the amount next due by, in each instance, the number of months to lapse preceding the month in which the same, respectively, will become due. If at any time the funds deposited with Beneficiary are or will be for any reason insufficient, in the opinion of Beneficiary, to pay such amounts as may then be or subsequently become due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. All sums paid pursuant to this Section shall not bear interest, except to the extent and in the minimum amount required by law, and Beneficiary shall, unless Trustor is otherwise in default hereunder or under any obligation secured hereby, apply said funds to the payment of, or at the sole option of Beneficiary release said funds to Trustor for application to and payment of, such taxes, assessments, levies, charges and insurance premiums. However, upon the occurrence of an Event of Default by Trustor hereunder or under any obligation secured hereby, Beneficiary may, at its sole option, apply all or any part of said sums to any indebtedness secured hereby or to cure such default. Nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amount in excess of the amount of funds deposited with Beneficiary pursuant to this Section. At Beneficiary's request, Trustor agrees to cause all bills, statements and other documents relating to all taxes, assessments, levies and charges and insurance premiums to be sent or mailed directly to Beneficiary. The receipt, use or application of any sums paid by Trustor to Beneficiary hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust, or any of the rights or powers of Beneficiary or Trustee or any of the obligations of Trustor under the terms of the Reimbursement Agreement.

     4.5  Liens and Encumbrances.  Trustor shall pay or remove (as appropriate),
          ----------------------
at or prior to maturity, all obligations secured by or reducible to liens or encumbrances which shall now or hereafter encumber or appear to encumber the Property or any part thereof or interest therein, whether senior or subordinate hereto, including without limitation all claims for work or labor performed, or materials or suppliers furnished, in connection with any work of demolition, alteration, improvement of or construction upon the Property. Trustor shall have the right to contest in good faith any such obligation or claim provided such contest shall be prosecuted diligently and in a manner not prejudicial to Beneficiary, and if a judgment adverse to Trustor is obtained, such judgment shall be fully paid or discharged within ten (10) days after the entry of such judgment. Upon demand by Beneficiary, Trustor shall protect, defend, indemnify and hold Beneficiary harmless from and against any such obligation or claim, so contested by Trustor, and upon demand by Beneficiary, Trustor shall make suitable provision by payment to Beneficiary or by posting a bond or other security satisfactory to Beneficiary for the possibility that the contest will be unsuccessful, including, if Beneficiary requests, a one-and-one half times bond with respect to mechanics' or materialmens' liens, if available. Such provision shall be made within ten (10) days after demand therefor and, if made by payment of funds to Beneficiary, the amount so deposited shall be disbursed in accordance with the resolution of the contest either to Trustor or the adverse claimant. If Trustor fails to post a suitable bond or other acceptable security as provided, Beneficiary may remove or pay such lien or encumbrance at Trustor's expense and any amount so advanced by Beneficiary shall be secured by this Deed of Trust. Notwithstanding anything in the foregoing to the contrary, if the lien or encumbrance contested or to be contested is senior to the lien of this Deed of Trust, Trustor shall, within ten (10) days after Beneficiary's demand, remove or pay or otherwise satisfactorily provide for such lien or encumbrance (on terms and conditions satisfactory to Beneficiary), and, if Trustor shall fail to do so, Beneficiary may do so at Trustor's expense, and any amount so advanced by Beneficiary shall be secured by this Deed of Trust.

     4.6  Disposition of Insurance and Condemnation Proceeds.
          --------------------------------------------------

          4.6.1 Should the Property or any part thereof or interest therein be taken or damaged by reason of any public improvement or condemnation proceeding or in any similar manner ("Condemnation") or should Trustor receive any notice or other information regarding any such Condemnation, then, in any such event, Trustor shall give prompt written notice thereof to the Beneficiary. All proceeds of any Condemnation, casualty or other loss affecting the Property (including, without limitation, any insurance proceeds) are hereby assigned, transferred and paid over to the Trustor, provided however at any time after the occurrence and during the continuance of an Event of Default, all such proceeds shall be paid to Beneficiary. If, prior to the receipt by the Beneficiary of said Condemnation proceeds, the Property shall have been sold by power of sale or judicial foreclosure of this Deed of Trust, the Beneficiary shall have the right, at its option, whether or not a deficiency judgement shall have been sought, recovered or denied, to receive said sums to the extent of the obligations remaining unsatisfied under such sale with interest thereon at the rate per annum provided for in the Reimbursement Agreement, as such rate changes from time to time, plus two percentage points (the "Default Rate"); if such option is exercised by the Beneficiary, the right to collect such proceeds shall not be conveyed at such sale as part of the Property, any other provisions of this Deed of Trust to the contrary notwithstanding. Trustee or the Beneficiary, as the case may be, shall be reimbursed by the Trustor with interest at the Default Rate for all attorneys' fees, costs and disbursements incurred by the Trustee or the Beneficiary in connection with the collection of said proceeds.

          4.6.2 At any time after the occurrence and during the continuance of an Event of Default the following shall apply: In the event of any damage to or destruction of the Property or any part thereof, or any Condemnation, the Beneficiary may, at the Beneficiary's option but without obligation so to do, commence, appear in and prosecute either in its own name or in the name of Trustor, any action or proceeding arising in connection with such casualty or Condemnation, to the extent which Beneficiary reasonably believes necessary to protect the security hereof, and may adjust, compromise or settle any claim made in connection with such casualty or Condemnation. The Beneficiary may, at its option, but with no obligation so to do, make any necessary proof of loss to any insurance company with respect to any such casualty, or negotiate a sale or other transfer of the Property or any portion thereof in lieu of Condemnation. The Beneficiary shall be entitled to receive all proceeds, and Trustor hereby authorizes and directs any affected insurance company or other Person to pay all proceeds directly and solely to the Beneficiary, and should any proceeds be paid to Trustor or jointly to Trustor and Beneficiary, the Beneficiary shall have the authority, as attorney in fact for Trustor, to endorse and negotiate any check, draft or other instrument by which such proceeds are paid.

     4.7  Covenants Concerning the Property and Trustor.
          ---------------------------------------------

          4.7.1  Trustor covenants and agrees:

               4.7.1.1 to keep the Property in good condition and repair, normal wear and tear excepted;

               4.7.1.2 not to remove or demolish the Property or any part thereof in any material way or manner;

               4.7.1.3 to complete or restore promptly and in good and workmanlike manner the Property or any part thereof which may be damaged or destroyed;

               4.7.1.4 to pay when due all claims for work performed and for materials furnished on or to the Property, and to pay any and all liens or encumbrances arising out of or resulting from work performed or materials supplied on or to the Property;

               4.7.1.5 to comply with and not suffer any material violations of, as to the Property and/or Trustor's activities in connection with the
Property:

                    4.7.1.5.1 any and all laws, ordinances, regulations and standards;

                    4.7.1.5.2 any and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character; and

                    4.7.1.5.3 all requirements of insurance companies and any bureau or agency which establishes standards of insurability;

               4.7.1.6   not to:

                    4.7.1.6.1 except in the ordinary course of Trustor's business, cause or permit any of the Improvements to be removed, demolished or structurally altered, in whole or in part, or cause or permit any Fixture to be removed or destroyed without the prior written consent of the Beneficiary; or

                    4.7.1.6.2 abandon or leave vacant the Property or cause or permit any waste thereto;

               4.7.1.7 to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Property may be reasonably necessary to maintain, preserve and enhance its value, the specific enumerations herein not excluding the general;

               4.7.1.8 to perform and observe all of the terms, covenants, conditions and obligations required to be performed or observed in all instruments affecting the Property (including, but not limited to, leases and conditional sales contracts) or the operation, occupation or use thereof except for such non-performance or non-observance that would not have a material adverse affect on the business and financial condition of Trustor;

               4.7.1.9 not to create (or allow to exist at any time) any deed of trust, lien, or other encumbrance upon the Property without the prior written approval of the Beneficiary;

               4.7.1.10  to make no further assignment of rents of the Property;

               4.7.1.11 to provide that so long as the Reimbursement Agreement secured by this Deed of Trust is in force, any subordinate claim, lien, encumbrance, deed of trust or mortgage shall be subordinate to any and all leases of the Property or any part thereof, and no such subordinate claim, lien, encumbrance, deed of trust or mortgage shall be enforced or foreclosed by the holder, beneficiary or the mortgagee thereof without the prior written consent of Beneficiary if the effect thereof would be to terminate any lease of the Property or any part thereof, to evict or oust the tenant thereof under such a lease, to cut off such a tenant's obligations to pay rental, or to permit such a tenant to terminate its lease and its obligations to pay rent;

               4.7.1.12 with respect to any areas of adjacent property now or hereafter owned by Trustor and used in connection with the Property, not to discontinue such use without the prior written consent of the Beneficiary;

               4.7.1.13 if at any time the then existing use or occupancy of the Property shall, pursuant to any zoning or any law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, not to cause or permit such use or occupancy to be discontinued without the prior written consent of the Beneficiary;

               4.7.1.14 to the extent any occupant of the Property is under an obligation to maintain the Property or any portion thereof, to enforce such obligation fully; and

               4.7.1.15 to execute and, where appropriate, acknowledge and deliver such further instruments as Beneficiary or Trustee deems reasonably necessary to preserve, continue, perfect and enjoy the security provided for herein, including without limitation assignments of Trustor's interest in leases of the Property.

          4.7.2 Beneficiary is extending the credit secured by this Deed of Trust in reliance, in part, on the skill, expertise and financial strength of Trustor. Trustor therefore covenants and agrees that it will not sell, assign, transfer, lease or otherwise dispose of, nor will it contract to sell, assign, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or any part of the Property or any beneficial interest in the Property. An Event of Default shall occur under this Deed of Trust if any such sale, assignment, transfer, lease or other disposition shall occur without the prior written consent of Beneficiary, and, upon any such occurrence, Trustor agrees that during the term of the Reimbursement Agreement Beneficiary may (in addition to and without in any way limiting its other rights and remedies, however arising), at its option, exercise any and all of the rights and remedies under the Reimbursement Agreement and this Deed of Trust. Notwithstanding anything to the contrary herein, the Reimbursement Agreement and this Deed of Trust shall remain outstanding and Beneficiary's lien on the Property shall remain in place even if Beneficiary approves any sale, assignment, transfer, lease or other disposition of the Property or any beneficial ownership interest in Trustor.

          4.7.3 Trustor acknowledges that its ability to make payments due under the Reimbursement Agreement will be materially lessened or the security of this Deed of Trust may be otherwise impaired in the event that either (i) any existing financing owed by Trustor to any Person (other than Beneficiary), which is secured by a lien encumbering the Property, is amended, modified or extended, in any material respect, without the consent of Beneficiary which shall not be unreasonably withheld or delayed, or (ii) any subsequent financing is obtained by Trustor and secured by a lien encumbering the Property. An Event of Default shall occur under this Deed of Trust in the event that Trustor amends, modifies or extends such existing financing, in any material respect, or obtains any subsequent financing secured all or in part by all or any portion of the Property or any beneficial interest in the Property without obtaining Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed and, upon any such occurrence, Trustor agrees that during the term of the Reimbursement Agreement Beneficiary may (in addition to and without in any way limiting its other rights and remedies, however arising), at its option, exercise any and all of the rights and remedies under the Reimbursement Agreement and this Deed of Trust.

          4.7.4 Without the prior written consent of Beneficiary, Trustor will not apply for, directly or indirectly, any change in the zoning or permitted land uses of the Property that would have a material and adverse effect on the use of the Land and Improvements as currently used by Trustor.

     4.8  Defense and Notice of Actions.  Trustor shall, without liability, cost
          -----------------------------
or expense to Beneficiary or Trustor, protect, preserve and defend (by counsel satisfactory to Beneficiary) title to the Property, the security hereof and the rights or powers of Beneficiary or Trustee hereunder. Said protection, preservation and defense shall include protection, preservation and defense against all adverse claimants to title or any possessory or non-possessory interest therein, whether or not such claimants or encumbrances assert title paramount to that of Trustor or claim their interest on the basis of events of conditions arising subsequent to the date hereof, in connection with any such entry, Beneficiary shall consider and treat all of Trustor's records, data, documents, technical information and the like to be confidential and proprietary to Company.

     4.9  Books and Records.
          -----------------

          4.9.1 Trustor will keep adequate books and records of account of the Property sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles, consistently applied. Beneficiary will have the right to examine, copy, and audit Trustor's records and books of account at all reasonable times during normal business hours upon prior written notice to Trustor.

          4.9.2 Trustor will promptly furnish, within ten (10) business days after Beneficiary's request, a duly acknowledged written statement confirming all amounts due on the indebtedness secured by this Deed of Trust and stating either that no offsets or defenses exist against the obligations secured hereby, or if such offsets or defenses are alleged to exist, the nature and amount thereof.

     4.10 Collection of Rents, Issues and Profits.
          ---------------------------------------

          4.10.1 Beneficiary confers upon Trustor a revocable license to collect and retain rents, issues, profits, royalties, production and other payments and proceeds of the Property as they become due and payable; provided, however, that Beneficiary may revoke said authority and collect and retain the rents, issues, profits, royalties, production and other payments and proceeds of the Property assigned herein to Beneficiary, upon the occurrence and during the continuance of an Event of Default, and without regard to the adequacy of any security for the indebtedness hereby secured, and without taking possession of all or any part of the Property or becoming a "mortgagee in possession."

          4.10.2 The right to collect rents, profits, royalties, production and other payments and proceeds, as herein provided, shall not grant to Beneficiary or Trustee the right to possession, except as expressly herein provided; nor shall said right impose upon Beneficiary or Trustee the duty to produce rents or profits or maintain the Property in whole or in part.

          4.10.3 Trustor hereby agrees that it will do nothing to impair Beneficiary's ability to collect and retain the rents, issues, profits, royalties, production and other payments and proceeds, and interests herein assigned and that any tenant or subtenant occupying the Property or any part thereof may pay any and all rents or other charges directly to Beneficiary upon notice from Beneficiary without the necessity of any notice from Trustor.

          4.10.4 Beneficiary may apply, in its sole discretion, any rents, issues, profits, royalties, production and other payments and proceeds so collected by Beneficiary against any indebtedness secured hereby or any obligations of Trustor arising hereunder or any other obligations of Trustor to Beneficiary, whether existing on the date hereof or hereafter arising.

          4.10.5 Collection of any rents, issues, profits, royalties, production and other payments and proceeds by Beneficiary shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

     4.11 Right of Inspection.  Beneficiary, its agents, contractors and
          -------------------
employees, may enter the Property at any reasonable time upon at least 24 hours prior written notice to Trustor for the purpose of inspecting the Property and ascertaining Trustor's compliance with the terms hereof. In connection with any such entry, Beneficiary shall consider and treat all of Trustor's records, data, documents, technical information and the like to be confidential and proprietary to Company.

     4.12 Acceptance of Trust; Notice of Indemnification.  Trustee accepts this
          ----------------------------------------------
trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless Trustee brings such action. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.

     4.13 Powers of Trustee.
          -----------------

          4.13.1 From time to time upon the prior written approval of Beneficiary (which approval may be withheld in Beneficiary's sole discretion) and without affecting the personal liability of any person for payment of any indebtedness or performance of any obligation secured hereby, Trustee may, without liability therefor and without notice:

               4.13.1.1  reconvey all or any part of the Property;

               4.13.1.2  consent to the making of any map or plat thereof;
               4.13.1.3  join in granting any easement thereon;

               4.13.1.4  join in any declaration of covenants and restrictions;
or

               4.13.1.5 join in any extension agreement or any agreement subordinating the lien or charge hereof .

          4.13.2 Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies.

          4.13.3 Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder upon the occurrence of an Event of Default, including reasonable attorneys' fees.

     4.14 Substitution of Trustees.  From time to time, by a writing signed and
          ------------------------
acknowledged by Beneficiary and recorded in the Office of the Recorder of the County of Santa Barbara, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation (or instrument number). The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section shall be conclusive proof of the proper substitution of such new trustee.

     4.15 Reconveyance.  Upon Beneficiary's written request, and upon surrender
          ------------
to Trustee for cancellation of this Deed of Trust and a copy of the instrument or instruments setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Property or that portion thereof then held hereunder. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Property to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

     4.16 Certain Taxes.  In the event of the passage, after the date of this
          -------------
Deed of Trust, of any law deducting from the value of the Property for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust or similar instruments, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon Beneficiary, Trustor shall pay such tax or increased portion and shall agree with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. The obligations of Trustor under such agreement shall be secured by this Deed of Trust.

     4.17 Environmental Matters.
          ---------------------

          4.17.1  Definitions.  The following definitions apply to the
                  -----------
provisions of this Section 4.17:

               4.17.1.1 The term "Responsible Person" shall mean Trustor, and any other person who owns or acquires any interest in any part of the Property or operates the Property during such time as Trustor continues to own the Property, including but not limited to any tenants, easement holders, licensees and other persons using or occupying the Property or any portion thereof and all persons in transit across any part of the Property.

               4.17.1.2 The term "Applicable Law" shall include, but shall not be limited to, each statute named or referred to in Section 4.17.1.3.3 below, and all rules and regulations thereunder, and any other local, state and/or federal laws, rules, regulations, ordinances, or procedures, whether currently in existence or hereafter enacted, which govern (to the extent applicable to the Property):

                    4.17.1.2.1 the existence, cleanup and/or remedy of contamination on property;

                    4.17.1.2.2 the protection of the environment from soil, air or water pollution, or from spilled, deposited or otherwise emplaced contamination;

                    4.17.1.2.3 the emission or discharge of Hazardous Substances into the environment;

                    4.17.1.2.4  the control of Hazardous Substances; or

                    4.17.1.2.5 the use, generation, transport, treatment, removal or recovery of Hazardous Substances.

               4.17.1.3  The term "Hazardous Substance" shall mean:

                    4.17.1.3.1 any oil, flammable substance, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which pose a hazard to the Property or to persons on, about, or outside of the Property or cause the Property to be in any material violation of any Applicable Law;

                    4.17.1.3.2 asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas;

                    4.17.1.3.3 any chemical, material or substance defined as or included in the definition of "waste," "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any Applicable Law including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC (S)(S) 9601 et seq.;
                                                                        -- ---
the Resource Conservation and Recovery Act ("RCRA"), 42 USC (S)(S) 6901 et seq.;
                                                                        -- ---
the Hazardous Materials Transportation Act, 49 USC (S)(S) 1801 et seq.; the
                                                               -- ---
Federal Water Pollution Control Act, 33 USC (S)(S) 1251 et seq.; the California
                                                        -- ---
Hazardous Waste Control Law ("HWCL"), Cal. Health & Safety Code (S)(S) 25100 et
                                                                             --
seq.; the Hazardous Substance Account Act ("HSAA"), Cal. Health & Safety Code
- ---
(S)(S) 25300 et seq.; the Underground Storage of Hazardous Substances Act, Cal.
             -- ---
Health & Safety Code (S)(S) 25280 et seq.; the Porter-Cologne Water Quality
                                  -- ---
Control Act (the "Porter-Cologne Act"), Cal. Water Code (S)(S) 13000 et seq.;
                                                                     -- ---
the Safe Drinking Water and Toxic Enforcement Act of

1986 (Proposition 65); and Title 22 of the California Code of Regulations, Division 4, Chapter 30;

                    4.17.1.3.4 any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or agency or may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property, or any other person coming upon the Property or adjacent property or otherwise; and

                    4.17.1.3.5 any other chemical, materials or substance which may or could pose a hazard to the environment or any person.

          4.17.2  Environmental Covenants and Representations.
                  -------------------------------------------

               4.17.2.1 Except as set forth in the letter dated December 5, 1994, from Clayton Environmental Consultants, addressed to Mr. George Fiore (of The CIT Group, Inc.), Trustor represents and warrants that there have not been during the period of Trustor's ownership and, to the best of Trustor's knowledge, information and belief after diligent inquiry, there have not been at any other times, any activities on the Property, or portions thereof, involving, directly or indirectly, the use, handling, generation, processing, treatment, storage, transportation, manufacture or disposal of any Hazardous Substances in any material violation of Applicable Law:

                    4.17.2.1.1 under, on or in the Property, whether contained in soil, tanks, sumps, ponds, lagoons, barrels, cans or other containments, structures or equipment;

                    4.17.2.1.2 incorporated in the buildings, structures or improvements included in the Property, including any building material containing asbestos; or

                    4.17.2.1.3 used in connection with any operations on or in the Property.

               4.17.2.2 Neither Trustor nor any other Responsible Person shall allow any Hazardous Substances to be brought onto, installed, used, stored, treated or disposed or transported over the Property in violation of Applicable Law. Without limiting the generality of the foregoing, neither Trustor nor any Responsible Person shall install, use or permit to be installed or used any product or substance containing asbestos, urea formaldehyde foam insulation or polychlorobiphenyls (pcb's) on the Property in violation of Applicable Law. Upon receipt of a request to take any actions described in this Section 4.17 Beneficiary may, at its sole option, assert, withhold, consent, or condition its consent upon the provision by Trustor of insurance adequate in the reasonable discretion of Beneficiary to cover fully and protect the Beneficiary's interest under this Deed of Trust.

               4.17.2.3 Trustor represents that all activities and conditions on the Property are currently in compliance, in all material respects, with Applicable Law. So long as Trustor shall own the Property, Trustor covenants and agrees that all activities on the Property, whether conducted by any Responsible Person or by any other person, shall at all times comply with Applicable Law, in all material respects.

               4.17.2.4 In the event that any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is necessary under any applicable local, State or Federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or person because of, or in connection with, the current or future presence, suspected presence, release, or suspected release of Hazardous Substances in or about the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof), Trustor shall promptly (but in no event later than thirty (30) days after written demand for performance thereof by Beneficiary (or such shorter period of time as may be required under any applicable law, regulation, order or agreement)), commence and thereafter diligently prosecute to completion, all Remedial Work, regardless of whether any other person or entity is responsible for such Remedial Work.

               4.17.2.5 Trustor shall immediately take all actions necessary to comply with laws requiring notification to government agencies concerning Hazardous Substances and to remedy or correct any violations. Trustor shall handle and dispose of such substances in accordance with Applicable Law. Trustor shall take any and all actions, including institution of legal action against third parties, necessary to obtain reimbursement or compensation from such persons as were responsible for the presence of any Hazardous Substance on the Property or otherwise obligated by law to bear the cost (or any portion thereof) of such remedy. Beneficiary shall be subrogated to Trustor's rights in all such claims.

               4.17.2.6 All Remedial Work shall be performed by contractors and under the supervision of a consulting engineer licensed in the state of California. All costs and expenses of Remedial Work shall be paid by Trustor (and in no event by Beneficiary), including, without limitation, Beneficiary's reasonable attorney's fees and expenses, and costs incurred in connection with monitoring or review of Remedial Work.

               4.17.2.7 If the Trustor shall fail to timely prosecute to completion Remedial Work, Beneficiary may, but shall in no event be required to, cause Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall be repaid to Beneficiary by Trustor upon demand.

               4.17.2.8 Notwithstanding anything to the contrary set forth herein, nothing in this Deed of Trust shall:

                    4.17.2.8.1 impose any duty on Beneficiary to exercise its rights under this Deed of Trust or meet any requirement under any Applicable Law;

                    4.17.2.8.2 create any liability whatsoever on the part of Beneficiary for any claims, damages or losses relating to Hazardous Substances; or

                    4.17.2.8.3 impose any obligation on Beneficiary to disclose any information concerning environmental matters related to the Property.

               4.17.2.9 Trustor shall provide Beneficiary with immediate oral and written notice upon:

                    4.17.2.9.1 Trustor becoming aware of any release or threat of release of any Hazardous Substances in violation of Applicable Law at, on, about, under, within, or from the Property that would have a material adverse effect on the business and financial condition of Trustor;

                    4.17.2.9.2 Trustor's receipt of any complaint, order, citation or notice, whether written or oral, from (or upon the giving of any such notice by Trustor to) any Federal, State, local or other governmental agency or authority or any other Person in connection with any Hazardous Substances located at, on, about, under, within, or emanating from the Property and which, in the event of a determination adverse to Trustor, would have a material adverse effect on the business and financial condition of Trustor; and

                    4.17.2.9.3 Trustor obtaining knowledge of any incurring of material expenses by any governmental agency or authority or other Person in connection with the assessment, containment or removal of any Hazardous Substances located at, on, about, under, within, or emanating from the Property, and shall promptly comply with its obligations under law with regard to such release, complaint or expense.

               4.17.2.10 Trustor shall be solely responsible for and agrees to indemnify Beneficiary, protect and defend with counsel acceptable to Beneficiary and hold Beneficiary harmless from and against any claims (including without limitation third party claims for personal injury or real or personal property damage), suits, actions, administrative proceedings (including without limitation informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims), interest or losses, attorneys' fees (including any fees and expenses incurred in enforcing this indemnity), consultant fees, and expert fees that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Substance in, or from the Property, whether into the air, soil, surface water or groundwater at the Property, or any other violation of Applicable Law, or any breach of the foregoing representations and covenants. The provisions of this Subsection 4.17 shall survive the termination and reconveyance of this Deed of Trust.

          4.17.3  Right of Entry.  In addition to all rights of entry
                  --------------
contained in this Deed of Trust, Beneficiary shall have the right, upon 24 hours prior written notice to Trustor, to enter and inspect the condition of the Property from time to time during normal business hours and to conduct, or to designate a representative of Beneficiary to conduct, at Trustor's sole expense, such inspection, testing, environmental audit or other procedures (including, without limitation, soil sampling and borings) that Beneficiary believes are reasonably necessary to determine current compliance with the covenants and representations contained herein. This provision shall not be construed to require Beneficiary to conduct any environmental audit and Trustor acknowledges that Beneficiary is relying on Trustor's representations with respect to Hazardous Substances in entering into this Deed of Trust.

          4.17.4  Beneficiary's Obligations.  Nothing contained in this
                  -------------------------
Section 4.17 shall obligate Beneficiary to take any action with respect to the Property, any Hazardous Substances thereon, or any condition or activity that is in violation of Applicable Law, or to take any action against any person with respect to such substances, condition or activity.

     4.18 Representations and Warranties.  Trustor represents and warrants to
          ------------------------------
the Beneficiary that no event has occurred that is an Event of Default or that would be an Event of Default with the giving of notice or the passage of time or both.

5.   DEFAULT PROVISIONS; REMEDIES
     ----------------------------

     5.1  Definitions.  The occurrence of any one or more of the following shall
          -----------
constitute an "Event of Default" hereunder:

          5.1.1 Trustor shall have failed to make any payment when due under the Reimbursement Agreement or to perform any other obligations under the Reimbursement Agreement;

          5.1.2 Trustor shall have failed to observe or perform any term, covenant, promise or agreement on Trustor's part to be observed or performed under this Deed of Trust or any other document or instrument given in connection herewith, and the same shall not have been cured or corrected within 30 days after notice thereof is given by Beneficiary to Trustor; provided, however, that this Section 5.1.2 shall not apply in any case specifically provided for by another Section of this Section 5.1;

          5.1.3 Any representation or warranty made by Trustor in this Deed of Trust or any other document or instrument given in connection herewith is false or incorrect in any material respect which would adversely affect Beneficiary as of the date of this Deed of Trust; or

          5.1.4 The holder of any junior or senior mortgage, deed of trust or other lien on the Property, or any part thereof, (without hereby implying Beneficiary's consent to any junior or senior mortgage, deed of trust or other lien) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder (including, but not limited to, records a notice of default in connection with such mortgage or deed of trust) or arranges for the appointment of a receiver.

     5.2  Rights and Remedies.  At any time after the occurrence and during the
          -------------------
continuance of an Event of Default, Beneficiary and Trustee shall each have the following rights and remedies:

          5.2.1 To declare all obligations secured hereby immediately due and payable;

          5.2.2 With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, to enter upon the Property and to perform such acts and things as Beneficiary or Trustee deem necessary or desirable to inspect, investigate, assess and protect the security hereof, including without limitation of any of its other rights: to obtain a court order to enforce Beneficiary's right to enter and inspect the Property pursuant to California Civil Code Section 2929.5, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Substance onto the Property shall be deemed reasonable and conclusive as between the parties hereto; to have a receiver appointed pursuant to California Code of Civil Procedure 564 to enforce Beneficiary's right to enter and inspect the Property for Hazardous Substances; to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them;

          5.2.3 In lieu of sale pursuant to the power of sale conferred hereby, to commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy;

          5.2.4 Beneficiary or its employees, acting by themselves or through a court-appointed receiver may enter upon, possess, manage, operate, dispose of and contract to dispose of the Property or any part thereof; negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; make, terminate, enforce or modify leases of the Property upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Property necessary, in Trustee's or Beneficiary's judgment, to protect or enhance the security hereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under the Reimbursement Agreement. All sums realized by Beneficiary under this Subsection, less all costs and expenses incurred by it under this Subsection, including attorneys' fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under this Subsection or contingent or other future obligations of Trustor under the Reimbursement Agreement, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness nor any other action taken by Beneficiary under this Subsection shall cure or waive any Event of Default, or notice of default hereunder or nullify the effect of any such notice of default. Beneficiary or Trustee, or any employee or agent of Beneficiary or Trustee, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the indebtedness secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (iii) the filing of a notice of default;

          5.2.5 To execute a written notice of such Event of Default, and of its election to cause the Property to be sold to satisfy the obligations secured hereby Trustee shall give and record such notice as the law then requires as a condition precedent to a Trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as otherwise required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale and in such order as it or Beneficiary may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale (the obligations hereby secured being the equivalent of cash for purposes of said sale). If the Property consists of several lots, parcels, or items of property, Beneficiary may: (i) designate the order in which such lots, parcels, or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner Beneficiary deems in its best interest. Trustor shall have no right to direct the order in which the Property is sold. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary, may purchase at such sale;

          In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any manner permitted by the California Uniform Commercial Code.

          After deducting all costs, fees and expenses of Trustee and of this trust, including all costs of evidence of title and attorneys' fees in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid, the payment of all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto;

          5.2.6 To resort to and realize upon the security hereunder and any other security now or hereafter held by Beneficiary in such order and manner as Trustee and Beneficiary or either of them may, in their sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both;

          5.2.7 As a matter of right, and without notice to Trustor or anyone claiming under Trustor and without regard to the adequacy of its security or the then value of the Property or the interest of Trustor therein, apply to any court having jurisdiction to appoint a receiver or receivers of the Property and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all of the powers of the Beneficiary provided for in Section 5.2.4 above, and shall continue as a receiver and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated by the Beneficiary in its sole discretion;

          5.2.8  To collect interest on all past due sums at the Default Rate;

          5.2.9 To seek a judgment that Trustor has breached its covenants, representations and/or warranties with respect to the environmental matters set forth above in Section 4.17, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Civil Procedure Code Section 736, whether commenced prior to foreclosure of the Property or after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Beneficiary (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by Applicable Law or to which Beneficiary believes necessary to protect the Property, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action of or to the Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary pursuant to this Subsection (including without limitation court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Property held pursuant to Subsection 5.2.5 above, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein, the Environmental Costs shall be exceptions to any non-recourse, exculpatory provision or limitation of liability (if any) and Trustor shall be fully and personally liable for the Environmental Costs hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this Subsection, Trustor hereby waives the defense of laches and any applicable statute of limitations; and

          5.2.10 To waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure
Section 483.010. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Reimbursement Agreement, all judgments and awards entered against Trustor shall be exceptions to any non-recourse, exculpatory, or limitation of liability provision (if any) and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this Subsection, Trustor hereby waives the defense of laches and any applicable statute of limitations.

     5.3  Payment of Costs, Expenses and Attorneys' Fees.
          ----------------------------------------------

          5.3.1 All costs and expenses incurred by Trustee and Beneficiary pursuant to Section 5.2 (including without limitation court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate, from the date of expenditure until said sums have been paid.

          5.3.2 Beneficiary shall be entitled to bid, at the sale of the Property held pursuant to Subsection 5.2.5 above, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

     5.4  Remedies Cumulative.  No remedy conferred upon or reserved to Trustee
          -------------------
or the Beneficiary by this Deed of Trust or the Reimbursement Agreement is intended to be exclusive of any other remedy, but each shall be cumulative and shall be in addition to every other remedy given by this Deed of Trust or the Reimbursement Agreement or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this Deed of Trust or the Reimbursement Agreement to Trustee or the Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or the Beneficiary, and either or both of them may pursue inconsistent remedies.

     5.5  Releases, Extensions, Modifications and Additional Security.  Without
          -----------------------------------------------------------
affecting the liability of any person for payment of any indebtedness secured hereby, or the lien or priority of this Deed of Trust upon the Property, Beneficiary may, from time to time, with or without notice, do one or more of the following: release any person's liability for the payment of an indebtedness secured hereby, make any agreement or take any action extending the maturity or otherwise altering the terms or increasing the amount of any indebtedness secured hereby, and accept additional security or release all or a portion of the Property and/or other security held to secure the indebtedness secured hereby.

     5.6  Other Security.  Trustor hereby waives any right to require that any
          --------------
security given hereunder or under any other agreement securing the obligation secured hereby be marshalled and further waives any right otherwise available in respect to marshalling of assets which secure any obligation secured or imposed hereby or to require Beneficiary to pursue its remedies against any such assets. Trustee and the Beneficiary, and each of them, shall be entitled to enforce payment and performance of any obligations secured hereby and to exercise any rights and powers under the Reimbursement Agreement or any laws now hereafter enforced, notwithstanding that some or all of said obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner effect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or the Beneficiary, it being agreed that Trustee and the Beneficiary, and each of the them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine.

6.   FIXTURE FILING
     --------------

     6.1  Fixture Filing.  Pursuant to Uniform Commercial Code Sections 9313 and
          --------------
9402 as amended and recodified from time to time, this Deed of Trust shall constitute a Fixture Filing recorded in the real estate records. Trustor is sometimes referred to herein as "Debtor" and Beneficiary is sometimes referred to herein as "Secured Party."

     6.2  Description of Collateral.  The following items and types of
          -------------------------
collateral constitute the "Collateral" for purposes of this Deed of Trust: all fixtures of every kind, that are affixed to and are deemed a part of the land or Improvements, in which Debtor now or at any time hereafter owns or acquires any interest in connection with the Property, including without limitation all heating, ventilating and air conditioning systems, plumbing, mechanical and electrical systems, elevators, lighting, alarm systems, fire control systems, carpets and carpeting, trailers, mobile homes, and all additions and accessions thereto, whether located at the Property.

     6.3  Relation of Fixture Filing To Deed of Trust:  Some or all of the
          -------------------------------------------
Collateral described in Section 6.2 above may be or become a fixture in which Beneficiary has a security interest under a separate security agreement or agreements (the "Separate Agreements"). However, nothing herein shall be deemed to create any lien or interest in favor of the Trustee under this Deed of Trust in any accounts, general intangibles or inventory, or any such Collateral or other personal property which is not a fixture, and the purpose of this Section 6 is to create a fixture filing under UCC Sections 9313 and 9402. The rights, remedies and interests of Beneficiary under this Deed of Trust and any Separate Agreement are independent and cumulative, and there shall be no merger of any lien hereunder with any security interest created by any Separate Agreement. Beneficiary may elect to exercise or enforce any of its rights, remedies, or interests under either or both this Deed of Trust or any Separate Agreements or Agreements as Beneficiary may from time to time deem appropriate.

     6.4  Limitations.  Beneficiary has not consented to any other security
          -----------
interest of any other person in any fixtures and has not disclaimed any interest in any fixtures, and Beneficiary has not agreed or consented to the removal of any fixtures from the Land or Improvements, and any such consent by Trustor shall not be binding on Beneficiary.

     6.5  Removal.  Notwithstanding any other provision of this Deed of Trust or
          -------
any other agreement or contract between Trustor and Beneficiary to the contrary, Trustor shall not, without the prior written consent of Beneficiary, remove or permit the removal of any fixture from the Land or Improvements with a replacement cost in excess of Ten Thousand Dollars ($10,000) for any one item or Fifty Thousand Dollars ($50,000) in the aggregate of all such fixtures removed from the date of execution hereof until the date this Deed of Trust is reconveyed, except for fixtures removed and replaced in the ordinary course of business. The Trustor shall provide a written certification to the Beneficiary of such replacement cost and the Beneficiary may conclusively rely on such certification. Beneficiary further reserves the right to prohibit the removal of any such fixture by any person with the legal right to remove any fixture from the Property unless and until such person makes arrangements with (and satisfactory to) Beneficiary for the payment to Beneficiary of all costs of repairing any physical injury to the Property which may be caused by the removal of that fixture. Any such payment shall be made directly to Beneficiary, and Beneficiary may hold such payment as additional collateral under this Deed of Trust or may apply such payment to any indebtedness secured hereby pursuant to
Section 9502 of the Uniform Commercial Code or otherwise. Failure by Trustor to cause the delivery to Beneficiary of any such payment shall constitute both waste under (and a breach of) this Deed of Trust and conversion of Collateral.

7.   MISCELLANEOUS PROVISIONS
     ------------------------

     7.1  Non-Waiver.
          ----------

          7.1.1 All waivers of rights, powers and remedies by Trustor or Beneficiary must be in writing. No delay, omission or failure by the Beneficiary or the Trustee to exercise any right, power or remedy to which it may be entitled by reason of any Event of Default shall impair any such right, power or remedy, nor shall such be construed as a release by the Beneficiary or the Trustee of such right, power or remedy or as a waiver of or acquiescence in any such Event of Default. Any waiver by the Beneficiary of any right, power or remedy in any one instance shall not constitute a waiver of the same or any other right, power or remedy in any other instance.

          7.1.2 The acceptance by the Beneficiary of any sum after any default under this Deed of Trust shall not constitute a waiver of the right either to declare a default or to require prompt performance of all of the covenants and conditions contained in the Reimbursement Agreement or this Deed of Trust. The acceptance by the Beneficiary of any sum less than the sum then due shall be deemed an acceptance on account only and shall not constitute a waiver of the obligation of Trustor to pay the entire sum then due, and Trustor's failure to pay said entire sum due shall be and continue to be an Event of Default notwithstanding such acceptance of such lesser amount on account, and the Beneficiary or Trustee shall be entitled at all times thereafter to exercise all rights in this instrument conferred upon them, or either of them, notwithstanding the acceptance by the Beneficiary thereafter of further sums, whether on account or otherwise. The right to proceed with a sale under any notice of default and election to sell shall in no way be impaired (except to the extent required by law) by the acceptance of any past due sum or portion thereof, whether such amounts are received prior or subsequent to such notice.

          7.1.3 Without affecting the personal liability of any person, corporation or other entity for the payment of the indebtedness secured hereby, and without in anyway impairing or affecting the lien of this Deed of Trust or the priority hereof or improving the position of any subordinate lienholder with respect to the Property, or if part of the Property has been released from the lien hereof, with respect to the remainder thereof, and without being accountable for so doing to any other lienor, the Beneficiary, in its sole discretion, may:

               7.1.3.1 allow Trustor any indulgences, forbearances or extensions of any kind, respecting obligations secured hereby;

               7.1.3.2 release for such consideration, or none, as it may require, any portion of the Property; or

               7.1.3.3 accept the assignment or pledge of any other property in addition to or in place of the Property or any part thereof as security or accept or release any guaranty relating to the indebtedness secured by this Deed of Trust.

     7.2  Further Assurances.  Trustor shall, upon demand by Beneficiary or
          ------------------
Trustee, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the provisions hereof, including but not limited to the execution of any further documents and instruments deemed necessary by the Beneficiary to establish, confirm, maintain and continue:

          7.2.1  all liens created or intended to be created pursuant hereto;

          7.2.2 all assignments made or intended to be made in connection herewith; and

          7.2.3 all other rights and benefits conferred or intended to be conferred on the Beneficiary hereby.

     7.3  Statements of Condition.  From time to time as required by law,
          -----------------------
Beneficiary shall furnish to Trustor such statement as may be required concerning the condition of the obligations secured hereby. Upon demand by Beneficiary, Trustor covenants and agrees to pay Beneficiary's reasonable costs incurred in furnishing such statement, but not in excess of the maximum amount allowed by law.

     7.4  Usury Savings Clause.  It is the intent of Trustor and the Beneficiary
          --------------------
in connection with this Deed of Trust and the Reimbursement Agreement to contract in strict compliance with the usury laws of the state in which the Land is located. Nothing contained herein or in the Reimbursement Agreement shall be deemed to require the payment of interest or other charges by Trustor in excess of the amounts that may be lawfully charged to the Trustor pursuant to this Deed of Trust or the Reimbursement Agreement or under the applicable usury laws. In the event Beneficiary shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of Beneficiary, be returned to Trustor or credited against the principal balance of any obligation secured hereby then outstanding. The provisions of this Section 7.4 shall control over all other provisions of the Reimbursement Agreement which may be in conflict herewith.

     7.5  Attorneys' Fees.  If any party to this Deed of Trust shall bring any
          ---------------
action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Deed of Trust, the losing party shall pay to the prevailing party a reasonable sum for attorney fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorney fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this Section, attorney fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This Section is intended to be expressly severable from the other provisions of this Deed of Trust, is intended to survive any judgment and is not to be deemed merged into the judgment.

     7.6  Obligations of Trustor Joint and Several.  If more than one person has
          ----------------------------------------
executed this Deed of Trust as "Trustor," the obligations of all such persons hereunder shall be joint and several.

     7.7  Trustor and Beneficiary Defined.  The term "Trustor" herein includes
          -------------------------------
both the original Trustor and any subsequent owner or owners of any of the Property, and the term "Beneficiary" includes the original Beneficiary and also any subsequent duly appointed beneficiary.

     7.8  Relationship of Trustor and Beneficiary.
          ---------------------------------------

          7.8.1 The relationship of Trustor and Beneficiary under this Deed of Trust and the Reimbursement Agreement is, and shall at all times remain, solely that of debtor and creditor.

          7.8.2 The Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or to any third party with respect to the Property. Notwithstanding any other provisions of this Deed of Trust and the Reimbursement Agreement:

               7.8.2.1 the activities of Beneficiary in connection with this Deed of Trust and the Reimbursement Agreement shall not be "outside the scope of the activities of a lender of money" within the meaning of California Civil Code
Section 3434, as amended or recodified from time to time, and Beneficiary does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Property; and

               7.8.2.2 Beneficiary shall not be deemed responsible for or a participant in any acts, omissions or decisions of Trustor.

          7.8.3 Beneficiary shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any construction on, or occupancy or use of, any of the Property, whether caused by or arising from:

               7.8.3.1 any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon;

               7.8.3.2 any act or omission of Trustor or any of Trustor's agents, employees, independent contractors, licensees or invitees;

               7.8.3.3 any accident in or on any of the Property or any fire, flood or other casualty or hazard thereon;

               7.8.3.4 the failure of Trustor, any of Trustor's licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property in a safe condition; and

               7.8.3.5 any nuisance made or suffered on any part of the Property.

     7.9  Rules of Construction.  When the identity of the parties hereto or
          ---------------------
other circumstances make it appropriate the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts which they may do and acts Trustor must or must not do shall not exclude or limit the general. The headings of each Section are for information and convenience and do not limit or construe the contents of any provision hereof.

     7.10 Severability.  Any provision in this Deed of Trust that is
          ------------
inoperative, unenforceable or invalid shall be ineffective, but only to the extent required by law. The remaining provisions hereof shall be construed as if the ineffective provision or provisions, to the extent they are ineffective, were omitted. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the obligations secured hereby, or if said lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of such obligations shall be completely paid prior to the payment of the remaining secured or partially secured portion of such obligations, and all payments made on such obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such obligations which are not secured or fully secured by the lien of this Deed of Trust.

     7.11 Successors in Interest.  This Deed of Trust applies to, inures to the
          ----------------------
benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns.

     7.12 Notices.  All notices, approvals, consents, requests, demands or
          -------
documents which are required or permitted to be given or served hereunder shall be in writing and sent by hand delivery, recognized overnight courier, or registered or certified mail, return receipt requested, addressed as follows:

To Beneficiary:

               HITACHI METALS, LTD.
               2-1-2 Marunouchi
               Chiyoda-Ku, Tokyo, Japan

               Attention:  Chief Executive Officer

To Trustor:

               APPLIED MAGNETICS CORPORATION
               75 Robin Hill Road
               Goleta, California 93117

               Attention:  General Counsel

The addresses may be changed from time to time by either party by serving notice as heretofore provided. Service of such notice or demand shall be deemed complete on the date of actual delivery, as shown by the addressee's registry or certification receipt, or at the expiration of the third day after the date of mailing, whichever is earlier in time.

     7.13 Beneficiary's Right to Perform.  If Trustor fails to make any payment
          ------------------------------
or perform any act required by this Deed of Trust or by any junior, subordinated or senior deed of trust or other lien on the Property (without hereby implying the Beneficiary's consent to any such lien or encumbrance), then, at any time thereafter, and without waiving or releasing any obligation or default, Beneficiary may make such payment or perform such act for the account and at the expense of Trustor and shall have the right to enter the Property for such purpose and to take all such action thereon and with respect to the Property as may be necessary or appropriate for such purpose. Notwithstanding anything to the contrary in this Deed of Trust, Beneficiary shall have no obligation to do anything set out in this Section. Beneficiary shall be entitled to interest on all sums so paid by Beneficiary and all costs and expenses so incurred from the date paid by Beneficiary until reimbursed in full by Trustor at the Default Rate. All sums so paid by Beneficiary, all costs and expenses so incurred and interest thereon shall be paid by Trustor to Beneficiary on demand. If Beneficiary shall elect to pay any tax, assessment, levy or charge mentioned in
Section 4.2 of this Deed of Trust, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate public or nonpublic office, without inquiring into the accuracy thereof or into the validity of such tax, assessment, levy or charge. Similarly, in making any payments to protect the security interests intended to be created by this Deed of Trust, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same.

     7.14 Releases or Reconveyances.  Without affecting the liability of any
          -------------------------
other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any property not then or theretofore released as security for the full amount of all unpaid obligations, the Trustee may, upon written request by the Beneficiary, from time to time, and with notice to the Trustor, release any person other than the Trustor so liable, extend the maturity or alter any of the terms of any such obligation, or grant other indulgences, release or reconvey, or cause to be released or reconveyed, any portion or all of the Property, release any other or additional security for any obligation herein mentioned, or make compositions or other arrangements with debtors in relation thereto; and if the Trustee at any time holds any additional security for any obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same at its option, either before or concurrently herewith or after a sale is made hereunder.

     7.15 Transfer of Property.  In the event of the sale or transfer by
          --------------------
operation of law or otherwise of all or any part of, or any interest in, the Property, the Beneficiary is hereby authorized and empowered (a) to deal with such vendee or transferee with reference to the Property and the obligations secured hereby, or with reference to any of the terms and conditions hereof, as fully and to the same extent as it might do with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder; (b) to retain any sum received by or deposited with the Beneficiary pursuant hereto and to disburse and apply such sums for the purposes permitted by this Deed of Trust, Trustor hereby waiving all claims and rights in such sums. The covenants in this Deed of Trust shall run with the land. This
Section 7.15 shall in no way constitute a consent by Beneficiary to any conveyance of the property or any portion thereof.

     7.16 Indemnification and Waiver.
          --------------------------

          7.16.1 Trustor agrees to exonerate, protect, indemnify and defend the Beneficiary and the Trustee from, and save them harmless against, any and all liability, expenses (including, without limitation, attorneys' fees and expenses), or damage of any kind or nature and from any suits, claims and demands, or on account of any matter or thing, whether in suit or not, arising out of this Deed of Trust or the Reimbursement Agreement or in connection therewith, including, without limitation, disputes between Trustor and any materialman, supplier, contractor, subcontractor, purchaser, broker, municipal or public authority, or lessee.

          7.16.2 Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, attorneys, agents and representatives for loss of or damage to Trustor, the Property, Trustor's other property or the property of others under Trustor's control from any cause.

          7.16.3 All sums payable by Trustor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of the Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against the Beneficiary; (vi) any default or failure on the part of the Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; all whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any obligations secured hereby.

     7.17 Governing Law.  This Deed of Trust shall be governed by and construed
          -------------
in accordance with the laws of the state in which the Property is located.

     7.18 Waivers Respecting the Property.  Trustor hereby waives and
          -------------------------------
relinquishes the benefits of any present or future laws:

          7.18.1 exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution; and/or

          7.18.2  staying execution or other process; and/or

          7.18.3  requiring valuation or appraisement of the Property.

     7.19 Time of Essence.  Time is of the essence of this Deed of Trust, and
          ---------------
any delay in the performance of any of the terms, covenants and conditions hereof shall be deemed a breach of the whole of this Deed of Trust.

     7.20 VENUE; JURISDICTION; JURY TRIAL WAIVER.  TO INDUCE BENEFICIARY TO
          --------------------------------------
ACCEPT THIS DEED OF TRUST, TRUSTOR IRREVOCABLY AGREES THAT, SUBJECT TO BENEFICIARY'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS DEED OF TRUST, THE REIMBURSEMENT AGREEMENT, OR THE PROPERTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA. TRUSTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON TRUSTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO TRUSTOR AT THE ADDRESS STATED ABOVE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

          TRUSTOR AND BENEFICIARY EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (i) UNDER THIS DEED OF TRUST, THE REIMBURSEMENT AGREEMENT, OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (ii) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS DEED OF

TRUST OR THE REIMBURSEMENT AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust on the day and year set forth above.

          TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE SUBJECT PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE IT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.


                                             TRUSTOR:


                                             APPLIED MAGNETICS CORPORATION,
                                             a Delaware corporation


                                             By_________________________________
                                             Its:_______________________________
                                             Title:_____________________________

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                                   EXHIBIT A
                                   ---------


                           REAL PROPERTY DESCRIPTION
                           -------------------------


The land referred to herein is situated in the State of California, County of Santa Barbara, and is described as follows:

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STATE OF CALIFORNIA     }
                        }ss.
COUNTY OF               }


On March _____, 1995, before me, _________________________________, personally appeared ____________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.


Signature ________________________________________________    (This area for
official notarial seal)

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